UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2010
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

20511 Lake Forest Drive
Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 31, 2010, the Board of Directors (the “Board of Directors”) of Western Digital Corporation (the “Company”) unanimously appointed Len J. Lauer to the Board of Directors. Concurrent with his appointment as a director, Mr. Lauer was appointed to the Compensation Committee of the Board of Directors. There are no arrangements or understandings between Mr. Lauer and any other person pursuant to which Mr. Lauer was appointed to serve on the Board of Directors. Mr. Lauer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
     Mr. Lauer will receive compensation for his services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is summarized in Exhibit 10.7 to the Company’s Annual Report on Form 10-K for its fiscal year ended July 2, 2010, as filed with the Securities and Exchange Commission on August 13, 2010.
     In accordance with the Company’s customary practice, the Company is entering into its standard form of indemnity agreement with Mr. Lauer, which requires the Company to indemnify him against certain liabilities that may arise as a result of his status or service as a director. The indemnification protection commences on the date of the agreement and continues through the later of ten years after the director’s termination of service or one year after the final termination of any Proceeding (as defined in the agreement) then pending in which the director is granted rights of indemnification or advancement of expenses or any Proceeding commenced by the director seeking indemnification or advancement of expenses. The foregoing description is qualified in its entirety by the full text of the form of Indemnity Agreement, which is attached as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for its fiscal year ended July 2, 2010, as filed with the Securities and Exchange Commission on August 13, 2010.

Item 7.01	Regulation FD Disclosure.
     The Company issued a press release on August 31, 2010, announcing the appointment of Mr. Lauer to the Board of Directors. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release issued by Western Digital Corporation on August 31, 2010 announcing the appointment of Len J. Lauer to the Board of Directors.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: August 31, 2010		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Western Digital Corporation on August 31, 2010 announcing the appointment of Len J. Lauer to the Board of Directors.